UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number
  811-23575
                                            KKR Real Estate Select Trust Inc.
(Exact name of registrant as specified in charter)
          30 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip code)
Lori Hoffman, Esq.
Megan Gaul
KKR Registered Advisor LLC
30 Hudson Yards
                                    New York, NY 10001
(Name and address of agent for service)
Copies to:
Rajib Chanda, Esq.
Benjamin C. Wells, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001
Registrant’s telephone number, including area code:
(212)
750-8300
Date of fiscal year end:
December
 31
Date of reporting period:
December
 31, 2022
Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1).
The Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange

Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
(a) The Report to Shareholders is attached herewith.

KKR Real Estate Select Trust Inc.
Annual Report
December 31, 2022

KKR Real Estate Select Trust Inc. (the “Fund”) publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form
N-PORT,
and the reports for the last month in each quarter are made publicly available on the Commission’s website at http://www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling
855-844-8655;
and (ii) on the Commission’s website at http://www.sec.gov.
INFORMATION ABOUT THE FUND’S DIRECTORS
The Fund’s Statement of Additional Information includes information about the Fund’s Directors and is available without charge, upon request, by calling
855-844-8655
and by visiting the Commission’s website at www.sec.gov.

February 28, 2023

Management Discussion of Fund Performance (Unaudited)
Dear KREST Shareholders,

Thank you for your support of KKR Real Estate Select Trust Inc. (“KREST” or the “Fund”). Nearly three years ago, we set out to launch KREST with the goal of providing individual investors with access to the potential benefits of income-oriented
private real estate equity and credit in a single fund. At the time, we were in the midst of the global pandemic and markets were experiencing significant dislocation. We recognized the need for an
“all-weather”
solution that would seek to deliver consistent performance through changing market conditions with a long-term
horizon. We established KREST with three complementary strategy pillars – stabilized real estate, prime single tenant and real estate credit – that we believed would create a well-balanced
portfolio that provides investors with access to
tax-advantaged
income, growth potential and downside protection, as well as a level of inflation hedging.
Performance as of December 31, 2022 1 8.32% 2022 Net Return (Class I) 15.63% ITD Net Return (Class I) 5.13% Net Distribution Rate (Class I)
In 2022, we entered a new macroeconomic regime, characterized by higher inflation, rising interest rates and increased uncertainty across capital markets. While this transition to a new regime has brought heightened uncertainty and volatility across markets and asset classes, KREST continued to perform well and we saw many of the advantages of our strategy begin to materialize. Over the past year, KREST continued to build upon its track record and delivered an 8.3% net total return for 2022 while generating a 5.1% annualized net distribution rate.

The Fund’s 2022 income was classified as 100% return of capital (“ROC”), generating a highly tax-efficient
income source for investors.

The Fund scaled to $1.6 billion of NAV and further diversified
3
its portfolio holdings across its three complementary investment strategies, as well as geographically across U.S. and
non-U.S.
markets.
As market conditions evolved over the course of 2022, KREST’s differentiated approach and balanced portfolio construction allowed the Fund to quickly pivot towards the most attractive investment opportunities. We leaned into KREST’s flexible strategy while remaining both disciplined and opportunistic for new deployment. We focused on attractive floating-rate
real estate credit investments with institutional sponsorship and downside protection in the form of structural seniority, increasing KREST’s exposure to real estate credit from 8% at the start of the year to 27% as of year-end.
At the same time, we shifted to a more defensive and targeted posture with respect to new real estate equity opportunities, only transacting at attractive pricing with careful consideration of market and sector selection, as well as with prudent leverage.
We continue to have strong conviction behind our portfolio of real estate properties and loans that is diversified by asset class.

We believe our portfolio construction, combined with our prudent use of leverage, should provide resilience through the current macro environment. 75% of our portfolio has long-dated
contractual cash flows that are backed by high quality real estate and strong credits, across the real estate credit, industrial, medical office, and prime single tenant segments of the portfolio. Our real estate credit portfolio is held unlevered and our asset-level
borrowings are
long-dated
capital structures that are 100% fixed or hedged, which helps to protect the Fund against any negative impact from rising interest rates. The remaining 25% of KREST’s portfolio is invested in attractive residential assets that are supported by both strong fundamentals and attractive, long-term
demographic trends. Within residential, the Fund added a
430-unit
multifamily portfolio in Tokyo, Japan in December, where the cost of financing remains very low, fundamentals are strong, and where the returns become more attractive by hedging Japanese yen back to U.S. dollars in today’s currency market.
In a more uncertain market environment such as today’s, we believe optimal portfolio construction includes maintaining a robust liquidity position. To that end, KREST’s liquidity represented 36% of NAV as of December 31, 2022.
4
We believe our robust, multifaceted liquidity position should enable the Fund to provide a level of liquidity to investors of up to 5% of NAV through quarterly repurchases.
KREST continued to benefit from strong fundraising momentum in 2022, with $945 million of subscriptions including $142 million during the fourth quarter as our differentiated strategy continues to resonate with investors.
5
While we did see increased investor demand for liquidity across the semi-liquid
real estate fund industry at the end of 2022, the Fund has remained in a position of positive net flows to-date.
This, combined with the Fund’s robust liquidity position, should allow us to capitalize upon attractive new investment opportunities within our core themes that may emerge over the coming months and quarters.
We believe KREST is
well-positioned
for today’s market environment as we seek to continue to deliver upon our objectives for our shareholders. We appreciate your continued trust and are excited to build upon KREST’s results as we expand our portfolio and seek to continue to deliver high-quality
and resilient,
tax-efficient
income.
Sincerely,

Ralph Rosenberg	Billy Butcher	Michael Whyte
Chairman of the Board	Chief Executive Officer & President	Chief Operating Officer

As of December 31, 2022, unless otherwise noted. Past performance is not indicative of future results. There can be no assurance that KREST will achieve its investment objective or avoid losses. Please refer to definitions and important disclosures in the Glossary of Terms. Performance figures are for Class I shares unless otherwise indicated.

KREST | Letter to Shareholders	1

February 28, 2023

KREST Portfolio Summary
as of December 31, 2022

Fund Statistics	$1.6 billion	$1.6 billion		0%
	Total Assets (GAAP)	Net Asset Value		Fund-Level Gross Leverage

Real Estate Metrics	$3.6 billion	83 Total Properties	98% Occupancy Rate	47%
	Gross Property Value			Combined Net Leverage
	(inc. unconsolidated subsidiaries)			(inc. unconsolidated subsidiaries)

Property Sector	Geography	Investment Strategy

Performance Summary
1
Net Returns as of December 31, 2022

Share Class	Net Distribution Rate	1-Month	3-Month	2022	ITD	NAV per Share

Class I	5.13%	(1.03%)	(1.88%)	8.32%	15.63%	$30.39

Class U	4.27%	(1.10%)	(2.10%)	7.40%	13.76%	$30.39
(No Sales Load)

Class D	4.88%	(1.05%)	(1.95%)	N/A*	2.56%	$30.39

Class S	4.27%	(1.10%)	(2.10%)	N/A*	(2.29%)	$30.39
(No Sales Load)
*Full-year
2022 performance is not applicable for Class D and Class S shares, which have inception dates of March 4, 2022 and September 9, 2022, respectively.
Notes:
All figures are approximate and as of December 31, 2022, unless otherwise indicated. The terms “we”, “us” and “our” refer to KREST with reference to portfolio and performance data. In all other instances, including with respect to current and forward-looking
views and opinions of the market and KREST’s portfolio and performance positioning, as well as the experience of KREST’s management team, these terms refer to KREST’s adviser, KKR Registered Advisor LLC, which is part of the real estate group of Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”), a leading global investment firm.
Certain information contained in this material constitutes
“forward-looking
statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These
forward-looking
statements can be identified by the use of
forward-looking
terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction” or the negative versions of these words or other comparable words thereof. These may include KREST’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements with respect to acquisitions, statements regarding future performance, and statements regarding identified but not yet closed acquisitions. Such forward-looking
statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. KREST believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and this annual report, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at
www.sec.gov
. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this annual report (or KREST’s
As of December 31, 2022, unless otherwise noted. Past performance is not indicative of future results. There can be no assurance that KREST will achieve its investment objective or avoid losses. Please refer to definitions and important disclosures in the Glossary of Terms. Performance figures are for Class I shares unless otherwise indicated.

KREST | Letter to Shareholders	2

February 28, 2023

prospectus and other filings). Except as otherwise required by federal securities laws, KREST undertakes no obligation to publicly update or revise any forward-looking
statements, whether as a result of new information, future developments or otherwise.
1.
The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if investments decline in value. Diversification of portfolio holdings does not assure a profit or protect against loss in a declining market. The Fund is classified as
“non-diversified”
under the Investment Company Act of 1940 and is not intended to be a complete investment program. Past performance does not guarantee future results. There can be no guarantee that current trends will continue. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted. Class I performance information is presented above; please refer to www.krest.reit/performance for additional performance information, including performance details for Class U, Class S and Class D shares
2.
Return of capital (“ROC”) distributions are distributions in excess of current or accumulated earnings and profits as determined for U.S. tax purposes. Such distributions are not taxable to an investor to the extent they do not exceed the investor’s tax basis in its shares. Rather, the ROC distribution reduces an investor’s tax basis in the year the distribution is received, and generally defers taxes on that portion of the distribution until the investor’s stock is sold via redemption. To the extent that a ROC exceeds an investor’s tax basis, it generally will be taxable as capital gain. Such gain will be long-term
capital gain if the investor has held its shares for more than one year. There is no guarantee future income will be treated as ROC for U.S. tax purposes.
3.
Diversification does not assure a profit or protect against loss in a declining market. The Fund is classified as
“non-diversified”
under the 1940 Act and is not intended to be a complete investment program.
4.
Represents assets such as cash,
cash-equivalents
and liquid securities, as well as committed and unfunded credit facility capacity.
5.
Includes reinvestment of dividends pursuant to KREST’s distribution reinvestment plan.
Glossary of Terms
Annualized ITD Net Return:
Performance since inception through date indicated. Class I inception date is July 2, 2020; Class U inception date is June 30, 2021; Class D inception date is March 4, 2022; Class S inception date is September 9, 2022. ITD performance number is annualized if time period is longer than one year. Reflects the percentage change in NAV per share plus the applicable distributions per share for the applicable period. Assumes the reinvestment of distributions pursuant to the Fund’s distribution reinvestment plan. Past performance is historical and not a guarantee of future results.
Net Distribution Rate:
Reflects the annualized monthly dividend for December 2022 divided by the month-end
NAV for the respective share class. KREST intends to make distributions necessary to maintain its qualification as a real estate investment trust. However, there is no assurance that we will pay distributions in any particular amount, if at all. Any distributions we make will be at the discretion of our board of directors. KREST may pay distributions from sources other than cash flow from operations, including without limitations, the sale of assets, borrowings, return of capital or offering proceeds. For the 12 months ended December 31, 2022, 96% of KREST’s distributions were funded through adjusted funds from operations (“AFFO”). The Fund defines AFFO as the increase in net assets applicable to common stockholders from operations (calculated in accordance with GAAP), excluding (i) the change in net unrealized (appreciation) depreciation of investments, (ii) amortization premium (accretion of discount) on real estate securities, (iii) amortization of deferred origination fees on real estate loans, (iv) amortization of deferred financing costs, (v) management and incentive fees paid in shares of the Fund and (vi) realized (gains) losses and including undistributed income attributable to the Fund’s unconsolidated subsidiaries. This statement is not an indication of the tax treatment of any KREST distributions. Stockholders will be informed of the tax characteristics of any distributions after the close of KREST’s fiscal year.
Gross Property Value:
Represents real estate and other assets held by KREST’s unconsolidated subsidiaries, including any portion not owned by the Fund. As of December 31, 2022, the Fund’s economic interest in such joint ventures ranges from 50.5% to 99.5%. For financial reporting purposes, KREST includes the fair value of its equity interests in these subsidiaries in its total assets. As of December 31, 2022, the estimated fair value of the Fund’s net equity interest in these subsidiaries is $1,124.1 million.
Fund-Level
Gross Leverage:
Refers only to borrowings made by the Fund and its consolidated subsidiaries. The Fund may employ leverage in the form of loans, preferred stock, reverse repurchase agreements and/or other instruments. As of December 31, 2022, KREST’s only
Fund-level
leverage consisted of drawn revolving credit facility, primarily for short-term
working capital needs relating to the timing differences between investment and shareholder capital flows.
Combined Net Leverage
is a calculation provided to illustrate the combined leverage of the Fund and the Weighted Average LTV of the Fund’s unconsolidated subsidiaries. It is calculated as the ratio of i) the Fund’s borrowings, less cash and subscription proceeds receivable, plus the
Equity-
Weighted Unconsolidated Debt of the Fund’s investments divided by ii) the Fund’s total assets plus the
Equity-Weighted
Unconsolidated Debt of the Fund’s investments.
Equity-Weighted
Unconsolidated Debt
is a measure of the
non-recourse
property level financing of the Fund’s investments weighted by the Fund’s equity exposure in such investments, calculated as the Fund’s total investments divided by one minus the Weighted Average LTV, with the result then multiplied by the Weighted Average LTV.
Weighted Average LTV
means the
loan-to-value
ratio of each of the Fund’s investments (whether consolidated or unconsolidated) averaged with a weighting based on the value of the Fund’s equity in each such investment.
Properties
and
Occupancy
are reported based on the equity portion of the KREST portfolio. Excludes equity investment deposits and Real Estate Credit, which includes private real estate debt, including securities, and preferred equity. Property count excludes single family rental homes. Occupancy excludes single family rental homes that have been acquired and/or renovated, as applicable, within 3 months or less.
As of December 31, 2022, unless otherwise noted. Past performance is not indicative of future results. There can be no assurance that KREST will achieve its investment objective or avoid losses. Please refer to definitions and important disclosures in the Glossary of Terms. Performance figures are for Class I shares unless otherwise indicated.

KREST | Letter to Shareholders	3

Performance Information (Unaudited)

Average Annual Total Returns for the Periods Ended December 31, 2022

	1 year	Since inception (1)
KREST’s Class I	8.32%	15.63%
NFI - ODCE Index	6.55%	11.30%

KREST’s Class U	7.40%	13.76%
NFI - ODCE Index	6.55%	14.17%

KREST’s Class D	N/A	2.56% (2)
NFI - ODCE Index	N/A	-0.55% (2)

KREST’s Class S	N/A	-2.29% (2)
KREST’s Class S (with sales charge) (3)	N/A	-5.70% (2)
NFI - ODCE Index	N/A	-5.17% (2)

(1)
Class I Shares commenced operations on July 2, 2020; Class U Shares commenced operations on July 1, 2021; Class D Shares commenced operations on March 4, 2022; and Class S Shares commenced operations on September 9, 2022.

(2)	Not annualized.

(3)	The returns of Class S Shares reflect a deduction for maximum sales charge of up to 3.00% of the offering price and a dealer manager fee of 0.50%.
The Fund’s registration statement for shares of its common stock, including Class I Shares, Class U Shares, Class D Shares and Class S Shares, was declared effective on May 18, 2021. Benchmark performance is from commencement date of each respective Class only and is not the commencement date of the benchmark itself.
The graph reflects the performance of a hypothetical $1,000,000 investment in Class I Shares of the Fund for the period from inception through December 31, 2022. The performance shown in the table of average annual total returns is for each share class from their respective inception dates through December 31, 2022. Performance data for Class U Shares, Class D Shares and Class S Shares will vary due to differences in fees and charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

The Fund’s primary investment objective is to provide attractive current income with a secondary objective of long-term capital appreciation. While the Fund does not have a primary benchmark, we may evaluate performance as compared to that of the
NFI-ODCE.
The
NFI-ODCE,
short for NCREIF Fund Index – Open End Diversified Core Equity, is an index of investment returns reporting on both a historical and current basis, the results of 38 open-end,
commingled private funds that are pursuing, or did pursue in the case of liquidated funds, a core real estate investment strategy. The
NFI-ODCE
Index is capitalization-weighted and measurement is time-weighted. It is impossible to invest directly in an index. Given differences in the Fund’s investment strategies relative to that of the
NFI-ODCE,
which may include but are not limited to property sector selection, geographic market selection, property-level risk profile, allocations to real estate credit and the use of leverage by certain of the Fund’s unconsolidated subsidiaries, deviation in the Fund’s performance relative to the
NFI-ODCE
may be expected.
Performance data shown represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that shares of the Fund when repurchased may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or redemption of Fund shares.

Consolidated Schedule of Investments

		Value

Real Estate Equity(a),(b) —70.1%

Industrial - AIP-PMR 3-Pack		$94,398,038

Industrial - Almaville Rd		7,669,598

Industrial - Charleston		37,082,872

Industrial - Lakemont Blvd		7,763,354

Industrial - Lambert Farms		40,511,533

Industrial - MB Parts Korea DC		44,506,516

Industrial - Rickenbacker Logistics Park		38,778,303

Industrial - S. 500 Whitestown		15,633,129

Industrial - Veterans Point		54,069,862

Medical Office - Southeastern Portfolio I		75,936,629

Prime ST - 300 Pine		90,174,077

Prime ST - First Republic Center		30,084,242

Prime ST - HQ @ First		196,496,214

Residential - 80 Dekalb		68,626,991

Residential - Main Line 4-Pack		50,430,426

Residential - National Portfolio 1a		10,975,453

Residential - National Portfolio 1b		98,575,802

Residential - Presidential City		91,939,603

Residential - The Beach House Apartments		36,255,406

Residential - Tokyo Multifamily Portfolio I		34,141,995

Total Real Estate Equity (Cost — $1,030,250,240)		1,124,050,043

	Principal Amount
Real Estate Debt — 26.3%

Investments in Real Estate Loans(a) —4.0%

Chicago NEMA, 11.955% (US LIBOR + 8.100%), 8/26/2026 (d)	$65,000,000	64,239,714

Total Investments in Real Estate Loans (Cost — $64,457,339)		64,239,714

Real Estate Securities —22.3%

Commercial Mortgage-backed Securities —22.3%

BX Commercial Mortgage Trust 2021-XL2 J, 8.208% (US LIBOR + 3.890%), 10/15/2038 (c)(d)	18,534,301	16,884,263

BX Trust 2022-GPA C, 7.549% (SOFR + 3.213%), 10/15/2039 (c)(d)	25,000,000	24,798,548

BX Trust 2022-GPA D, 8.397% (SOFR + 4.061%), 10/15/2039 (c)(d)	38,500,000	38,170,786

BX Trust 2022-GPA HRR, 9.744% (SOFR + 5.408%), 10/15/2039 (a)(d)	56,700,000	56,559,044

BX Trust 2022-PSB E, 10.673% (SOFR + 6.337%), 8/15/2039 (a)(c)(d)	9,885,630	9,878,996

BXSC Commercial Mortgage Trust 2022-WSS G, 10.661% (SOFR + 6.325%), 3/15/2035 (c)(d)	50,000,000	45,664,070

Credit Suisse Mortgage Trust 2022-MARK D, 9.278% (SOFR + 4.942%), 6/15/2039 (c)(d)	6,600,000	6,510,399

CRSNT Trust 2021-MOON G, 8.820% (US LIBOR + 4.500%), 4/15/2036 (a)(c)(d)	5,000,000	4,819,645

JPMCC 2022-ACB E, 7.157% (SOFR + 3.350%), 3/15/2039 (c)(d)	5,000,000	4,787,013

JPMCC 2022-ACB G, 9.307% (SOFR + 5.500%), 3/15/2039 (c)(d)	22,839,000	21,597,397

JPMCC 2022-ACBI HRR, 10.807% (SOFR + 7.000%), 3/15/2039 (a)(d)	30,573,000	29,271,905

JPMCC 2022-NXSS C, 7.515% (SOFR + 3.179%), 8/15/2039 (c)(d)	5,900,000	5,889,085

JPMCC 2022-NXSS D, 8.465% (SOFR + 4.129%), 8/15/2039 (c)(d)	6,900,000	6,875,517

JPMCC 2022-OPO F, 6.919%, 1/5/2039 (c)	39,995,000	29,299,541

LAQ Mortgage Trust 2022-LAQ G, 11.646% (SOFR + 7.320%), 3/15/2039 (c)(d)	49,820,250	46,157,131

OPG Trust 2021-PORT J, 7.664% (US LIBOR + 3.346%), 10/15/2036 (c)(d)	8,224,490	7,433,920

See accompanying notes to consolidated financial statements.

	Principal Amount	Value
Commercial Mortgage-backed Securities - (continued)
SLG Office Trust 2021-OVA F, 2.851%, 7/15/2041 (c)	$5,260,000	$3,443,354

Total Commercial Mortgage-backed Securities (Cost — $381,598,669)		358,040,614

Total Real Estate Debt (Cost — $446,056,008)		422,280,328

Total Investments — 96.4% (Cost — $1,476,306,248)		1,546,330,371

Other Assets in Excess of Liabilities — 3.6%		57,498,551

Total Net Assets Applicable to Common Stockholders — 100.0%		$1,603,828,922

(a)	Level 3 assets (Note 3).

(b)
Affiliated investments. All of the Fund’s investments in real estate equity are joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. The Fund’s current economic interest in such joint ventures ranges from 50% to 99.5% of the venture. In these arrangements the Fund is subject to shared control arrangements where the consents of both the Fund and the joint venture party are required for all material decisions.

(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2022 these securities amounted to $272,209,665 or 17.0% of net assets.

(d)	Variable rate investments. Coupon rate, reference index and spread shown at December 31, 2022.
At December 31, 2022, the Fund had the following open forward foreign currency contracts:

						Unrealized
Currency			Currency		Settlement	Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
USD	29,183,078	KRW	34,377,666,350	SCB	12/07/2026	$455,929
USD	33,141,478	JPY	3,570,000,000	MBL	12/03/2029	(1,676,699)

						$(1,220,770)

Abbreviations:

JPMCC	-	J.P. Morgan Chase Commercial Mortgage Securities

JPY	-	Japanese Yen

KRW	-	Korean Won

LIBOR	-	London Interbank Offered Rate

MBL	-	Macquarie Bank Limited

SCB	-	Standard Chartered Bank

SOFR	-	Secured Overnight Financing Rate

USD	-	United States Dollar

See accompanying notes to consolidated financial statements.

Consolidated Statement of Assets and Liabilities

Assets

Investments, at fair value (cost $1,476,306,248)	$1,546,330,371

Cash	52,461,983

Deferred financing costs	2,480,006

Dividend and interest receivable	2,363,177

Due from Adviser	2,657,025

Forward foreign currency contracts	455,929

Prepaid expenses	314,007

Receivable for Fund shares sold	5,986,778

Total Assets	$1,613,049,276

Liabilities

Distributions payable to Common Stockholders	$3,614,892

Legal fees payable	2,278,997

Forward foreign currency contracts	1,676,699

Distribution and servicing fees payable	714,369

Audit and tax fees payable	330,862

Administration and custody fees payable	275,106

Directors’ fees payable	146,094

Organizational costs payable	26,714

Interest payable	4,861

Due to custodian	369

Other accrued expenses	151,391

Total Liabilities	$9,220,354

Net Assets Applicable to Common Stockholders	$1,603,828,922

Net Assets Applicable to Common Stockholders:

Capital stock, $0.001 par value	$52,775

Paid-in capital ($0.001 par value, 500 million shares authorized)	1,487,869,458

Total distributable earnings	115,906,689

Total Net Assets Applicable to Common Stockholders	$1,603,828,922

Net Asset Value Per Share: (1)

Class I : Net Asset Value per share ($511,958,520 / 16,845,739 shares outstanding)	$30.39

Class U : Net Asset Value per share ($1,091,336,037 / 35,911,623 shares outstanding)	$30.39

Class D : Net Asset Value per share ($440,083 / 14,482 shares outstanding)	$30.39

Class S : Net Asset Value per share ($94,282 / 3,102 shares outstanding)	$30.39

Maximum Offering Price Per Share:

Class S (based on $30.39 net asset value per share/100%-3.50% maximum sales charge) (2)	$31.49

(1)	Please refer to Note 6 for a discussion of distribution and servicing fees incurred by each class of shares.
(2)	A maximum sales charge of up to 3.00% of the offering price and a dealer manager fee of 0.50%.

See accompanying notes to consolidated financial statements.

Consolidated Statement of Operations
For the Year Ended December 31, 2022

Investment Income

Dividend income (net of foreign taxes withheld $447,156)	$43,951,620

Interest income	28,590,673

Total Investment Income	72,542,293

Expenses

Advisory fees	15,553,985

Interest expense	6,261,916

Legal fees	6,147,177

Administration and custody fees	1,269,065

Directors’ fees	448,397

Audit and tax fees	750,933

Transfer agent fees	365,250

Insurance	317,732

Deferred offering costs	774,301

Distribution and servicing fees

Class U	6,933,517

Class D	755

Class S	183

Incentive fees	5,598,155

Other expenses	985,172

Total expenses	45,406,538

Less: Fees waived by the Adviser	(3,087,537)

Less: Expenses reimbursed by the Adviser	(3,208,191)

Net Expenses	39,110,810

Net Investment Income	33,431,483

Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) From:

Investments	(1,182,978)

Foreign currency transactions	959,770

Net Realized Loss	(223,208)

Change in Net Unrealized Appreciation (Depreciation) From:

Investments	14,308,858

Forward foreign currency contracts	(1,439,514)

Foreign currency transactions	1,088

Change in Net Unrealized Appreciation	12,870,432

Net Realized and Unrealized Gain on Investments	12,647,224

Increase in Net Assets Applicable to Common Stockholders from operations	$46,078,707

See accompanying notes to consolidated financial statements.

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Operations:

Net Investment Income	$33,431,483	$12,881,995

Net realized loss	(223,208)	(171,028)

Change in net unrealized appreciation	12,870,432	53,819,073

Distributions from net income paid to Series A Cumulative Preferred Stockholders	—	(25,707)

Increase in Net Assets Applicable to Common
Stockholders from Operations	46,078,707	66,504,333

Distributions to Common Stockholders From:

Return of capital (1)	(54,827,024)	(26,174,061)

Decrease in Net Assets from Distributions to Common Stockholders	(54,827,024)	(26,174,061)

Fund Share Transactions

Net proceeds from sale of shares	926,002,347	579,108,424

Reinvestment of distributions	19,451,096	2,411,168

Cost of shares repurchased through tender offer	(43,589,234)	—

Increase in Net Assets from Fund Share Transactions	901,864,209	581,519,592

Increase in Net Assets Applicable to Common Stockholders	893,115,892	621,849,864

Net Assets Applicable to Common Stockholders:

Beginning of year	710,713,030	88,863,166

End of year	$1,603,828,922	$710,713,030

(1)
Taxed as a return of capital. The characterization of the amounts of dividends and distributions of net investment income are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows
For the Year Ended December 31, 2022

Cash Flows from Operating Activities: (1)

Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$46,078,707

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:

Purchases of real estate investments and portfolio securities	(835,325,465)

Proceeds from disposition of real estate investments and portfolio securities	95,638,279

Net accretion and amortization of discount/premium on investment securities	(231,205)

(Increase) decrease in dividends and interest receivable	(1,947,650)

(Increase) decrease in receivable due from Adviser	3,408,805

(Increase) decrease in receivable for deferred offering costs	724,345

(Increase) decrease in receivable for deferred financing costs	1,319,453

(Increase) decrease in prepaid expenses	15,878

Increase (decrease) in payable due to Adviser	(5,022,040)

Increase (decrease) in administration and custody fees payable	134,611

Increase (decrease) in due to custodian	369

Increase (decrease) in incentive fee payable	(1,060,875)

Increase (decrease) in directors’ fees payable	59,597

Increase (decrease) in legal fees payable	1,940,151

Increase (decrease) in interest payable	(214,999)

Increase (decrease) in audit and tax fees payable	9,562

Increase (decrease) in organizational costs payable	(199,225)

Increase (decrease) in offering costs payable	(249,912)

Increase (decrease) in distribution and servicing fees	521,102

Increase (decrease) in other expenses payable	(105,928)

Change in net unrealized (appreciation) depreciation on investments	(14,308,858)

Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	1,439,514

Net realized (gain) loss on investment security transactions	1,182,978

Net cash and foreign currency provided by (used in) operating activities	(706,192,806)

Cash Flows from Financing Activities:

Proceeds from revolving credit facility	654,000,000

Repayment of revolving credit facility	(851,000,000)

Proceeds from sale of common stock	1,020,498,644

Payment of dividends and distributions to Common Stockholders	(33,739,716)

Payment of shares repurchased through tender offer	(43,589,234)

Net cash and foreign currency provided by (used in) financing activities	746,169,694

Net Increase (Decrease) in Cash and Foreign Currency	39,976,888

Cash and Foreign Currency:

Beginning of year	12,485,095

End of year	$52,461,983

(1)	Interest expense paid by the Fund was $4,627,442.

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period from July 2, 2020 (1) to December 31, 2020

Class I Shares

Per Share Operating Performance (2)

Net asset value, beginning of year	$29.49	$26.32	$25.00

Income from operations:

Net investment income	1.02	1.37	0.35

Net realized and unrealized gain	1.44	5.09	0.97

Total income from operations	2.46	6.46	1.32

Less distributions (3) :	(1.56)	(3.29)	–

Net asset value, end of year

	$30.39	$29.49	$26.32

Total return (4)	8.32%	26.06%	5.29%

Ratio to average net assets

Expenses, before waivers (5)	3.11%	4.09%	8.35%

Expenses, after waivers (5)	2.58%	1.67%	0.50%

Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement (5)	0.50%	0.50%	0.50%

Net investment income (5)	3.25%	4.91%	3.97%

Supplemental data

Net assets, end of year	$511,958,520	$340,122,563	$88,863,166

Portfolio turnover rate (6)	7.44%	32.00%	0.77%

(1)	Class I Shares commenced operations on July 2, 2020.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Taxed as a return of capital.

(4)
Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table.

(5)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

	For the Year Ended December 31, 2022	For the Period from July 1, 2021 (1) to December 31, 2021

Class U Shares

Per Share Operating Performance (2)

Net asset value, beginning of year	$29.49	$26.71

Income from operations:

Net investment income	0.75	0.54

Net realized and unrealized gain	1.45	2.90

Total income from operations	2.20	3.44

Less distributions (3) :	(1.30)	(0.66)

Net asset value, end of year

	$30.39	$29.49

Total return (4)	7.40%	13.03%

Ratio to average net assets

Expenses, before waivers (5)	3.93%	5.10%

Expenses, after waivers (5)	3.44%	2.81%

Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement (5)	0.50%	0.50%

Net investment income (5)	2.39%	3.77%

Supplemental data

Net assets, end of year	$1,091,336,037	$370,590,467

Portfolio turnover rate (6)	7.44%	32.00%

(1)	Class U Shares commenced operations on July 1, 2021.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Taxed as a return of capital.

(4)
Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table.

(5)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

For the Period from March 4, 2022 (1) to December 31, 2022

Class D Shares

Per Share Operating Performance (2)

Net asset value, beginning of period	$30.80

Income from operations:

Net investment income	0.78

Net realized and unrealized gain	0.03

Total income from operations	0.81

Less distributions (3) :	(1.22)

Net asset value, end of period

$30.39

Total return (4)	2.56%

Ratio to average net assets

Expenses, before waivers (5)	3.26%

Expenses, after waivers (5)	2.83%

Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement (5)	0.50%

Net investment income (5)	3.00%

Supplemental data

Net assets, end of period	$440,083

Portfolio turnover rate (6)	7.44%

(1)	Class D Shares commenced operations on March 4, 2022.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Taxed as a return of capital.

(4)
Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table.

(5)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

For the Period from September 9, 2022 (1) to December 31, 2022

Class S Shares

Per Share Operating Performance (2)

Net asset value, beginning of period	$31.50

Income from operations:

Net investment income	0.21

Net realized and unrealized loss	(0.93)

Total income (loss) from operations	(0.72)

Less distributions (3) :	(0.39)

Net asset value, end of period

$30.39

Total return (4)	(2.29)%

Ratio to average net assets

Expenses, before waivers (5)	4.32%

Expenses, after waivers (5)	3.57%

Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement (5)	0.50%

Net investment income (5)	2.26%

Supplemental data

Net assets, end of period	$94,282

Portfolio turnover rate (6)	7.44%

(1)	Class S Shares commenced operations on September 9, 2022.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)	Taxed as a return of capital.

(4)
Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table.

(5)	Periods less than one year are annualized. Please refer to Note 6 for a discussion of the timing of management and incentive fees (as applicable) as well as the Expense Limitation Agreement.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Notes to Consolidated Financial Statements
1.  Organization
KKR Real Estate Select Trust Inc. (the “Fund”) is a
non-diversified,
closed-end
management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of common stock. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s Board of Directors (the “Board”) authorized 500 million shares of $0.001 par value common stock. The Fund’s currently effective registration statement has registered for sale to the public a total of $5,000,000,000 in shares of common stock. The Fund’s primary investment objective is to provide attractive current income with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of real estate, including in the form of property investments and real estate-related debt interests and to a lesser extent in traded real estate-related securities.
KKR Registered Advisor LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund entered into an investment advisory agreement (the “Advisory Agreement”) with KKR Registered Advisor LLC on May 18, 2021, following Board approval on July 29, 2020. The Board most recently approved the continuation of the Advisory Agreement for an additional year on November 22, 2022.
As of December 31, 2022, the Fund had the following shares outstanding:

Class I Shares	16,845,739

Class U Shares	35,911,623

Class D Shares	14,482

Class S Shares	3,102
As of December 31, 2022 and December 31, 2021, respectively, an affiliate of the Adviser owned 6,569,427 and 5,991,283 Class I Shares.
Class I Shares, Class U Shares, Class D Shares and Class S Shares are offered at net asset value (“NAV”) per share, plus, in the case of Class S Shares, a maximum sales charge of up to 3.00% of the offering price and a dealer manager fee of 0.50%. Certain participating broker-dealers may offer Class S Shares subject to a dealer manager fee of up to 1.50%, provided that the sum of the sales charge and dealer manager fee will not exceed 3.50% of the offering price.
2.  Summary of Significant Accounting Policies
Basis of Presentation
— The Fund is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies (“ASC 946”). The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), using the specialized guidance in ASC 946, and are stated in United States (“U.S.”) dollars. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates. The Fund owns and plans to continue to own all or substantially all of its property investments through a wholly-owned operating partnership. These financial statements are consolidated financial statements of the Fund and its wholly-owned operating partnership. All intercompany transactions have been eliminated in consolidation.
Valuation of Investments
— The Board of the Fund has approved valuation policies and procedures adopted by the Adviser to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has designated the Adviser as its “valuation designee” pursuant to Rule
2a-5
under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Fund’s investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board. The Board ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through the oversight of the valuation designee in accordance with Rule
2a-5.

Investments are stated at fair value in a manner consistent with GAAP. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.
Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, are as follows:
Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.
Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.
A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.
The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Adviser in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Adviser recognizes at the beginning of the period the inputs change.
Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask
prices, the Adviser does not require that fair value always be a predetermined point in the bid-ask
range. The Adviser’s policy is to allow for
mid-market
pricing and adjust to the point within the
bid-ask
range that meets the Fund’s best estimate of fair value.
Depending on the relative liquidity in the markets for certain assets, the Adviser may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. Assets and liabilities that are valued using Level 3 of the fair value hierarchy are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices and valuation models. Valuation models are based on discounted cash flow techniques, for which the key inputs are the amount of expected future cash flows, market yields for such instruments and recovery assumptions. Inputs are determined based on relative value analyses, which incorporate similar instruments from similar issuers.
Independent Valuation Adviser
The Adviser has appointed an independent valuation adviser (“Independent Valuation Adviser”) to provide valuation services to the Fund. The Independent Valuation Adviser, subject to the oversight of the Adviser and ultimately the Board, is responsible for coordinating third party appraisals of the Fund’s underlying investments in real properties (including investments held through unconsolidated subsidiaries) and providing valuations and appraisals of the Fund’s underlying investments in real properties and debt investments for which there are not reliable readily available market quotations.

Private Commercial Real Estate
The Fund’s investments in real estate ventures are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The Adviser expects the primary methodology used to value the Fund’s underlying real properties owned by the Fund’s real estate ventures will be the income approach, whereby value is derived by determining the present value of an asset’s expected stream of future cash flows. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate evidence. Fair value using the income approach is generally assessed at regular intervals and also in response to material, unbudgeted non-recurring
income and expense events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to such property when the Adviser becomes aware of such events and the relevant information is available. Ongoing adjustments to the fair value derived using the income approach are also made to reflect (1) the accrual of income by the Fund’s investment in real estate ventures on the basis of data extracted from the annual budget for such property and (2) the calculated change in fair value resulting from the application of the income approach as of the next regular future valuation date recognized on straight-line basis through such date.
Each asset is appraised by a third-party appraiser other than the Independent Valuation Adviser at least once per year and is valued by the Independent Valuation Adviser the remaining months of the year.
Commercial Mortgage-backed Securities —
Commercial mortgage-backed securities (“CMBS”) are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.
The valuations for CMBS are typically the prices supplied by independent third party pricing services, which may use market prices or broker/ dealer quotations or a variety of valuation techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker.
Real Estate Loans —
The Fund currently holds a mezzanine loan. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.
Investment Transactions and Investment Income
— Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the life of the investment. Realized gains and losses are calculated on the identified cost basis.
Share Class
 Accounting
— The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Cash and Cash Equivalents
— Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Statement of Cash Flows
— Information on financial transactions which have been settled through the receipt or disbursement of cash or foreign cash is presented in the Consolidated Statement of Cash Flows. Cash and foreign cash include cash and foreign cash on hand at the Fund’s custodian bank and do not include any short-term investments. As of and for the year ended December 31, 2022, the Fund had no restricted cash presented on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation
— Assets and liabilities initially expressed in
non-U.S.
currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.
Income from Underlying Investments
— Distributions made to the Fund by the underlying investments in which the Fund invests may take several forms. The Fund re-characterizes
distributions received from the underlying investments based on information provided by the underlying investment into the following categories: dividend income, long-term capital gains, and return of capital.
Financing Costs
— Financing costs related to the Fund’s credit agreements are recorded as a deferred charge and amortized through the maturity date of the respective credit agreement. For the year ended December 31, 2022, the amortization of deferred financing costs totaled $2,158,572.
Organization and Offering Costs
— Organization costs are expensed as incurred. Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Organization costs will be reimbursed by the Adviser, subject to potential recoupment as described in Note 6.
Offering costs include registration fees and legal fees regarding the preparation of the Fund’s initial registration statement. Offering costs were deferred until an offering to third party stockholders occurred and are amortized straight line over a 12 month period from May 2021. The total amount of the offering costs incurred by the Fund was $774,301 for the year ended December 31, 2022.
Distributions to Stockholders
— Distributions from net investment income of the Fund, if any, are paid on a monthly basis. Distributions to stockholders of the Fund are recorded on the ex-dividend
date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is comprised of return of capital and net investment income may be subsequently re-characterized
to also include capital gains. Stockholders will be informed of the tax characteristics of the distributions after the close of the 2022 fiscal year.
Income Taxes
— The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares of common stock, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to stockholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to stockholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to stockholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.
Other Information
— The Fund believes the estimates and assumptions underlying these consolidated financial statements are reasonable and supportable based on the information available as of December 31, 2022; however, uncertainty over the ultimate impact macroeconomic events, such as ongoing inflationary pressures, the war in Ukraine, and COVID will have on the global economy generally, and the Fund’s business in particular, makes any estimates and assumptions as of December 31, 2022 inherently less certain than they would be absent these impacts. Actual results may ultimately differ materially from those estimates.
Certain events particular to each real estate market in which the Fund’s existing investments conduct their operations, as well as general economic, political, and geographic conditions, may have a significant negative impact on the operations and profitability of the investments. Such events are beyond the Fund’s control and cannot be predicted with certainty.

3.  Fair Value
The following table presents information about the Fund’s assets measured on a recurring basis as of December 31, 2022, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Assets

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Observable Inputs (Level 3)	Total
Investments:†

Investments in Private Real Estate Equity	$—	$—	$1,124,050,043	$1,124,050,043

Investments in Real Estate Loans	—	—	64,239,714	64,239,714

Commercial Mortgage-backed Securities	—	257,511,024	100,529,590	358,040,614

Total Investments	$—	$257,511,024	$1,288,819,347	$1,546,330,371

Derivatives:

Forward Foreign Currency Contracts	$—	$455,929	$—	$455,929

Liabilities

Derivatives:

Forward Foreign Currency Contracts	$—	$(1,676,699)	$—	$(1,676,699)

†	See Consolidated Schedule of Investments for additional detailed categorizations.
The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Private Real Estate Equity	Investments in Real Estate Loans	Commercial Mortgage- backed Securities	Total

Balance as of December 31, 2021	$686,488,913	$65,000,000	$—	$751,488,913

Purchases	409,168,022	—	131,494,226	540,662,248

Sales	(10,262,008)	—	(29,815,351)	(40,077,359)

Realized loss	—	—	(105,493)	(105,493)

Accrued premiums/(discounts)	—	103,142	22,886	126,028

Net change in unrealized appreciation/(depreciation)	38,655,116	(863,428)	(1,066,678)	36,725,010

Balance as of December 31, 2022	$1,124,050,043	$64,239,714	$100,529,590	$1,288,819,347

Net change in unrealized appreciation/(depreciation) on investments held at December 31, 2022	$38,655,116	$(863,428)	$(1,066,678)	$36,725,010

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.

	Fair Value at December 31, 2022	Valuation Technique	Unobservable Input(s)	Range of Values	Impact to Valuation from an Increase in Input

		Discounted	Discount Rate	5.50%-6.70%	Decrease

Investments in Private Real Estate Equity (1)	$1,089,908,048	Cash Flow	Exit Capitalization Rate	4.50%-5.75%	Decrease

Investments in Real Estate Loans	$64,239,714	Yield Method	Credit Spread	8.10%	Decrease

Commercial Mortgage-backed Securities	$100,529,590	Yield Method	Credit Spread	5.57%-10.80%	Decrease

(1)	As of December 31, 2022, recently closed Fund investments with an aggregate fair value of $34,141,995, categorized within Level 3, were valued based on the transaction price approach.
4.  Investments
Below is a summary of the latest available financial information for the Fund’s unconsolidated significant subsidiaries as of December 31, 2022. The values below represent a 100% share of the unconsolidated significant subsidiaries, including any portion not owned by the Fund. Each of the Fund’s significant subsidiaries is a real estate operating venture that uses historical cost based accounting whereby real properties are initially capitalized at cost and subject to a depreciation charge over time. As of December 31, 2022, the real estate properties reflected below at a gross carrying value of $3,541,948,735 on such depreciated historical cost basis were deemed to have an equivalent estimated fair value of $3,602,142,773 under the Fund’s valuation procedures.
The Fund values its share of net equity interests in these significant subsidiaries at fair value. At December 31, 2022, the estimated fair value of the Fund’s net equity interest in these significant subsidiaries was $1,124,050,043.

As of December 31,
2022
Balance Sheet:

Assets:

Real estate properties	$3,541,948,735

Cash	65,141,223

Other assets	206,872,822

Total assets	3,813,962,780

Liabilities and equity:

Financing secured by properties	2,686,345,945

Other liabilities	105,432,366

Total liabilities	2,791,778,311

Equity	1,022,184,469

Total liabilities and equity	$3,813,962,780

For the year ended
December 31, 2022
Income Statement:

Revenue	$183,972,870

Expenses	(205,169,392)

Net income (loss)	$(21,196,522)

5.  Forward foreign currency contracts
The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its
non-U.S.
dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market
daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s primary risk related to hedging is the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
At December 31, 2022, the fair value of forward foreign currency contracts were assets of $455,929 and liabilities of $1,676,699. This is located on the Consolidated Statement of Assets and Liabilities under Forward foreign currency contracts. For the year ended December 31, 2022, the change in net unrealized depreciation on forward foreign currency contracts was $(1,439,514). This is located on the Consolidated Statement of Operations under Forward foreign currency contracts. The primary risk exposure of forward foreign currency contracts is foreign exchange risk. For the year ended December 31, 2022, the Fund’s average monthly market value of forward foreign currency contracts sold was $32,696,341.
6.  Related Party Transactions
Investment Advisory Agreement
— The Board approved the Advisory Agreement on July 29, 2020 and the Fund entered into the Advisory Agreement on May 18, 2021. The Board most recently approved the continuation of the Advisory Agreement for an additional year on November 22, 2022. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee at the annual rate of 1.25% of the average daily value of the Fund’s net assets (the “Management Fee”) and a quarterly incentive fee at the annual rate of 12.5% of the Fund’s Portfolio Operating Income, as defined below. However, the Adviser voluntarily agreed to waive its Management Fee from effectiveness of the Fund’s registration statement for the initial offering of its shares until December 31, 2021. Additionally, the Adviser voluntarily agreed to provide a Management Fee waiver from January 1, 2022 through June 30, 2022, during which time the Adviser received a partial Management Fee at an annual rate of 0.625% of the average daily value of the Fund’s net assets. Effective July 1, 2022, the Adviser’s agreements to temporarily waive all or a portion of its Management Fee terminated, and the Adviser now receives a Management Fee at an annual rate of 1.25% of the average daily value of the Fund’s net assets.
“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income (as defined below) from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the incentive fee and distribution and servicing fees).
“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment writedowns on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.
Under the Advisory Agreement and pursuant to exemptive relief received from the SEC, the Adviser may elect to receive all or a portion of its management and incentive fees in shares of the Fund’s common stock. For more information on the exemptive relief, refer to the Fund’s amended application for exemptive relief (File
No. 812-15096-01),
filed with the SEC on December 18, 2020.
During the year ended December 31, 2022, the Adviser earned a Management Fee of $15,553,985 and waived a Management Fee of $3,087,537. During the year ended December 31, 2022, the Adviser earned an incentive fee of $5,598,155. During the year ended December 31, 2022, the Fund issued 179,170 shares and 398,974 shares to an affiliate of the Adviser in lieu of incentive fees and Management Fees, respectively.
Expense Limitation Agreement
— The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser will waive its monthly Management Fee and/or pay, absorb or reimburse the Fund’s “Specified Expenses” (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed a 0.50% of the average daily value of the Fund’s net assets. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the incentive fee, (iii) the servicing fee, (iv) the distribution fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket
expenses, including with

respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Adviser). The Fund has agreed to repay these amounts (“Reimbursement Payment”), when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three year period after the Adviser bears the expense. The Expense Limitation Agreement will be in effect through April 30, 2023, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.
As of December 31, 2022, the Adviser agreed to reimburse expenses of $3,208,191 incurred by the Fund for the year ended December 31, 2022, pursuant to the Expense Limitation Agreement. The amounts are subject to recoupment within a three year period. Included in the $2,657,025 recorded as Due from Adviser as of December 31, 2022 is $9,274,021 due from the Adviser related to amounts waived under the Expense Limitation Agreement to date and $6,616,996 due to the Adviser related to amounts paid by the Adviser on behalf of the Fund.
Administrator —
KKR Fund Administration LLC (the “Administrator”) serves as the Fund’s administrator and accounting agent. The Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Fund bears all costs and expenses of its operations, administration and transactions, including, the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its duties, including the allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as investor relations, legal, operations and other non-investment
professionals at the Administrator that perform duties for the Fund. For the year ended December 31, 2022, the Fund incurred $631,323 for these services.
The Bank of New York Mellon serves as
sub-administrator
to the Fund (the
“Sub-Administrator”).
Under the
Sub-Administration
Agreement, the
Sub-Administrator
maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Fund’s shares of common stock, and generally managing the administrative affairs of the Fund. The Bank of New York Mellon also provides real estate administrative services to the Fund.
Distributor —
Pursuant to a Distribution Agreement, KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares. The Fund has adopted a distribution and service plan for Class U Shares, Class D Shares and Class S Shares in accordance with Rule
12b-1
under the 1940 Act. Pursuant to the plan, the Fund compensates the Distributor for direct and indirect costs and expenses incurred in connection with shareholder servicing and advertising, marketing and other distribution services in an amount not to exceed 0.85% (0.60% Rule
12b-1
distribution fee and 0.25% shareholder service fee), for Class U and Class S Shares, and 0.25%, for Class D Shares, on an annualized basis of the average daily net assets of the respective class. Class I Shares do not incur distribution or servicing fees.
Property Managers —
The Fund or its real estate ventures may hire third-party or affiliated property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s commercial real estate investments.
AIP —
Alpha Industrial Properties (the “AIP Manager”) is an industrial property operating platform owned by another
KKR-managed
fund. The AIP Manager provides property management and asset management services to the industrial assets owned by the Fund’s unconsolidated subsidiaries for market based compensation on an arms’ length basis. The property management and asset management fees paid to the AIP Manager by the Fund’s unconsolidated subsidiaries totaled $1,040,543 for the year ended December 31, 2022.
Drawbridge —
Drawbridge Realty Management, LLC (“Drawbridge”) is a vertically integrated platform that manages high quality net lease office assets across the United States and provides property management services to the Fund’s unconsolidated subsidiaries for prime single tenant properties on an arms’ length basis. KKR has a majority ownership interest in Drawbridge and Drawbridge is controlled by a board of managers comprised of two KKR members and two non-KKR
members. The property management fees paid to Drawbridge by the Fund’s unconsolidated subsidiaries totaled $728,910 for the year ended December 31, 2022.
MCH —
My Community Homes (“MCH”) provides certain management services to permit the institutional ownership of SFR homes which the Fund engages. MCH is a platform owned by another
KKR-managed
fund that was established to
non-exclusively
support the accumulation and management SFR homes on behalf of
KKR-affiliated
accounts, including the Fund’s unconsolidated subsidiaries. MCH does not charge fees to the KKR funds and accounts it manages homes on behalf of, and instead allocates a pro-rata
share of its actual costs to those KKR funds and investments. Expenses are allocated between the applicable accounts based on homes under management, homes acquired in a given period, or other reasonable methods. For the year ended December 31, 2022, expenses allocated to KREST totaled $2,814,613.

Debt Arrangement Fees —
The Distributor provided debt arrangement services, including in connection with Fund financings and property level debt placements for certain of the Fund’s real estate ventures, resulting in aggregate fees of $3,915,307 in the year ended December 31, 2022.
Other
— Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.
Please refer to Note 8 — Fund Borrowings for a discussion of the Fund’s line of credit with an affiliate of the Adviser.
7.  Investment Transactions
The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended December 31, 2022 were as follows:

Investments

Purchases	$835,325,465

Sales	95,638,279
8.  Fund Borrowings
During December 2021, the Fund entered into a Revolving Credit Facility (the “Credit Agreement”) with Barclays Bank PLC and Wells Fargo Bank N.A. in the amount of $200,000,000. In December 2022, the Credit Agreement was amended to add Goldman Sachs Lending Partners LLC as a lender and increase the amount of the facility to $250,000,000. The interest rate on Benchmark Advances under the Credit Agreement is the Secured Overnight Financing Rate (“SOFR”) plus applicable margin of (a) 3.05% for borrowings in U.S. dollars or (b) 3.00% for borrowings in currencies other than U.S dollars and Sterling. The Fund pays a non-usage
fee equal to 0.35% per annum on the daily unused portion of the committed line. The Credit Agreement matures on December 15, 2023, subject to extension options. At December 31, 2022, the Fund had no borrowings outstanding under the Credit Agreement. Under the terms of the Credit Agreement, the Fund is subject to customary affirmative and negative covenants. As of December 31, 2022, the Fund was in compliance with all of its covenants.
The Fund had an unsecured line of credit up to a maximum amount of $200,000,000, which consisted of a $50,000,000 committed unsecured line of credit and a $150,000,000 uncommitted unsecured line of credit with an affiliate of the Adviser. The line of credit bore interest at a fixed rate per annum equal to the Fund’s then-current borrowing rate offered by a third-party provider or, if such rate is not offered, the London Interbank Offered Rate (“LIBOR”) applicable to such loan plus 3.000%. The line of credit matured on July 1, 2022.
With respect to these borrowings, during the year ended December 31, 2022, the average dollar amount of borrowings on the days that the Fund had a loan outstanding was $95,708,092 at an average interest rate of 4.003%. Interest expense of $6,261,916 connection with these borrowings is included on the Consolidated Statement of Operations.
9.  Distributions to Stockholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021

Return of Capital: (1)

Class I	$21,305,196	$23,136,346

Class U	33,506,730	3,037,715

Class D	14,206	—

Class S	892	—

Total	$54,827,024	$26,174,061

(1)
Taxed as a return of capital. The characterization of the amounts of dividends and distributions of net investment income are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

10.  Capital Stock Transactions
At December 31, 2022, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021

	Shares	Amount	Shares	Amount

Class I (1)

Shares issued	5,990,031	$188,471,861	8,125,433	$223,985,109

Share class exchanges	34,686	1,026,361	—	—

Shares issued on reinvestment	76,356	2,386,142	30,948	845,906

Shares repurchased through tender offer	(787,714)	(24,265,524)	—	—

Net increase	5,313,359	$167,618,840	8,156,381	$224,831,015

Class U (2)

Shares issued	23,447,574	$736,983,690	12,511,200	$355,123,315

Share class exchanges	(34,686)	(1,026,361)	—	—

Shares issued on reinvestment	544,870	17,056,456	54,481	1,565,262

Shares repurchased through tender offer	(611,816)	(19,323,710)	—	—

Net increase	23,345,942	$733,690,075	12,565,681	$356,688,577

Class D (3)

Shares issued	14,229	$449,959	—	$—

Shares issued on reinvestment	253	7,947	—	—

Net increase	14,482	$457,906	—	$—

Class S (4)

Shares issued	3,084	$96,837	—	$—

Shares issued on reinvestment	18	551	—	—

Net increase	3,102	$97,388	—	$—

(1)	Class I Shares commenced operations on July 2, 2020.

(2)	Class U Shares were seeded on June 30, 2021. Commencement of operations began on July 1, 2021.

(3)	Class D Shares commenced operations on March 4, 2022.

(4)	Class S Shares commenced operations on September 9, 2022.

11.  Tender Offers
On the commencement dates below, the Fund commenced tender offers for up to 5% of all of its outstanding shares of common stock subject to the right to purchase additional shares representing up to 2.0% of the Fund’s aggregate NAV without amending or extending the offer. The purchase prices of properly tendered Shares were equal to the net asset value per Share as of the close of the New York Stock Exchange trading session on the date the tender offer expired. The duly tendered Shares were not withdrawn.

Commencement	Expiration	Announcement	Share	Total Shares	Total Shares	Purchase

Date	Date	Date	Class	Tendered	Repurchased	Price

December 17, 2021	January 19, 2022	January 21, 2022	Class I	347,881	347,881	$29.69

March 23, 2022	April 20, 2022	April 22, 2022	Class U	27,747	27,747	$32.21

			Class I	224,726	224,726	$31.99

June 21, 2022	July 20, 2022	July 22, 2022	Class U	173,746	173,746	$31.99

			Class I	215,107	215,107	$31.37

September 21, 2022	October 20, 2022	October 24, 2022	Class U	410,323	410,323	$31.37

			Class I	1,433,067	888,874	$30.45

December 14, 2022	January 13, 2023	January 18, 2023	Class U	2,765,918	1,715,588	$30.45
12.  Risk Considerations
An investment in the Fund, and the Fund’s investments, will be subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets, among other risks. These risks include, but are not limited to, those described below:
Private Commercial Real Estate Risk
— Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations. The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs. The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund is unable to re-let
or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting
are significantly lower than expected, or if the Fund’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions. The Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.
Prime Single Tenant Risk
— The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. Certain of the Fund’s investments in prime single tenant properties may be leased out to single tenants that the Adviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results. As a result, such tenants may in the future be, required to suspend operations at the Fund’s properties for what could be an extended period of time. Further, if such tenants default under their leases, the Fund may not be able to promptly enter into a new lease or operating arrangement for such properties, rental rates or other terms under any new leases or operating arrangement may be less favorable than the terms of the current lease or operating arrangement or the Fund may be required to make capital improvements to such properties for a new tenant, any of which could adversely impact the Fund’s operating results.
Liquidity Risk
— The Fund is designed primarily for long-term investors and an investment in the Fund’s common stock should be considered illiquid. The common st
ock is not currently listed for trading on any securities exchange. There is currently no public market for the common stock and none is expected to develop. Although the Fund may offer to repurchase common stock from stockholders, no assurance can be given that these repurchases will occur as contemplated or at all.

CMBS Risk
— The Fund invests a significant amount of its assets in commercial mortgage-backed securities (“CMBS”), which are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.
Single Family Rental Market Risk
— A portion of the Fund’s investment portfolio will consist of interests in private investment vehicles that own or otherwise have interests in single family rental properties that are professionally managed. The Fund may also have direct interests in single family rental properties or debt instruments or preferred equity securities providing exposure to such properties. Until recently, the single family rental business consisted primarily of private and individual investors in local markets and was managed individually or by small, non-institutional
owners and property managers, many of which may have more specialized market knowledge than the Adviser. Entry into this market by large, well-capitalized investors is a relatively recent trend, so few peer funds or companies exist and none have yet established long-term track records that might assist the Adviser in predicting whether such business model and investment strategy can be implemented and sustained over an extended period of time. A downturn or slowdown in the rental demand for single family housing caused by adverse economic, regulatory, or environmental conditions, or other events may have an impact on the value of the Fund’s assets or operating results. There may be seasonal fluctuations in rental demand, with demand higher in the spring and summer than in the late fall and winter. Such seasonal fluctuations may impact the Fund’s performance. In addition to general, regional, national and international economic conditions, the Fund’s performance will be impacted by the economic conditions in the markets where the Fund holds single family assets. The Adviser may not be able to select these markets appropriately.
Leverage Risk
— The Fund may use leverage in connection with its investments, including through property level leverage at the Fund’s real estate ventures. Leverage may result in greater volatility of the net asset value (“NAV”) of, and distributions on, the common stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of Preferred Stock, if any, are borne entirely by holders of common stock.
Risks Related to the Fund’s REIT Status
— The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.
Investment and Market Risk
— An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. Investment in common stock represents an indirect investment in the assets owned by the Fund, and the value of these assets will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund will be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates, trade barriers and international conflicts (such as Russia’s recent military invasion of Ukraine).
Inflation Risk
— The value of both equity and debt investments, or income from investments (including rents on long-term leases) will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Additionally, there is a risk that market rents will continue to rise and rents on long-term leases will be locked in at below market rates. In the U.S., inflation has accelerated in recent months as a result of global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen following the
COVID-19
pandemic, and other factors, and the U.S. Federal Reserve has tightened monetary policy in response.
Epidemics and Pandemics Risk
— Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and
COVID-19
(the “Coronavirus”). For example, beginning in December 2019, the Coronavirus pandemic has resulted in numerous deaths, the imposition of quarantine measures, border closures and travel restrictions, and disruptions to the global economy, including disruptions to global supply chains and an increase in inflationary pressures in the U.S. and globally. The ongoing pandemic has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. While the development and distribution of vaccines have slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. The operations of KKR (including those relating to the Fund) have been, and could continue to be, adversely impacted, including through quarantine measures and travel restrictions imposed on KKR personnel or service providers based or temporarily located in affected countries, or any related health issues of such personnel or service providers. Any of the foregoing events could materially and adversely affect the Fund’s ability to source, manage and divest its investments and its ability to fulfill its investment objectives. Similar consequences could arise with respect to other comparable infectious diseases.
Interest Rate Risk
— The Fund’s investments will expose it to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. If interest rates increase, so could the Fund’s interest costs for new debt, including variable rate debt obligations under any credit facility or other financing. This increased cost could make the financing of any development or acquisition more costly. Changes in interest rates may also affect certain of the Fund’s investments in traded real estate-related securities to the extent such debt does not float as a result of floors or otherwise. Factors that will affect market interest rates include, without limitation, inflation, deflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in domestic and foreign financial markets.
LIBOR Risk
— The Fund may pay interest under mortgages or credit facilities, and receive interest payments on certain of its real estate-related securities, based on the London Interbank Offered Rate (“LIBOR”), which is the subject of recent national, international and regulatory guidance and proposals for reform. Abandonment of, or modifications to, LIBOR may adversely affect interest expense related to borrowings under the Fund’s credit facilities and real estate-related investments. The Fund’s debt may include floating-rate loans for which the interest rates are tied to LIBOR and real estate-related investments with interest payments based on LIBOR. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Any benchmark may perform differently during any phase-out
period than in the past. As such, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined, and any changes to benchmark interest rates could increase the Fund’s financing costs or decrease the income the Fund earns on its real estate debt investments, which could impact the Fund’s results of operations, cash flows and the market value of its investments.
LIBOR Transition Risk
— The Fund may invest in real-estate related securities and other financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates have been phased out as originally intended, a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process, and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
Illiquid Investment Risk
— Many of the Fund’s investments will be illiquid, including the Fund’s private commercial real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.
Non-U.S.
Investment Risk
— The Fund may invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Asia and Europe.
Non-U.S.
real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the U.S., including risks relating to (i) currency exchange matters; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and
non-U.S.
real estate markets, including potential price volatility in and relative illiquidity of some
non-U.S.
markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks; (vi) the possible imposition of
non-U.S.
taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) diff
e
rent laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital.

For more information on these and other risks, refer to the Fund’s prospectus.
13.  Federal Income Taxes
The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in
capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.
GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund did not have any reclassifications.
For the year ended December 31, 2022, the tax character of distributions paid by the Fund was $54,827,024 of return of capital.
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:

Accumulated net operating loss	$(25,732,771)

Net unrealized appreciation (depreciation)	68,803,873

Other book/tax temporary differences	72,835,587

Total Distributable Earnings	$115,906,689

At December 31, 2022, the federal tax basis, aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal tax cost	$1,403,242,745

Gross unrealized appreciation	$218,710,991

Gross unrealized depreciation	(75,623,365)

Net unrealized appreciation	$143,087,626

Taxable income amounts disclosed above are estimates based on the best available information as of the date of this report.

Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors of KKR Real Estate Select Trust Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of KKR Real Estate Select Trust Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from July 2, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2022, and the consolidated results of its operations and cash flows for the year then ended, and the consolidated changes in its net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period from July 2, 2020 (commencement of operations), through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
New York, New York
February 28, 2023
We have served as the auditor of one or more KKR Family of Registered Investment Companies since 2013.

Adjusted Funds from Operations and Funds Available for Distribution (Unaudited)
We believe adjusted funds from operations (“AFFO”) is a meaningful non-GAAP
supplemental measure of the operating results of the Fund and its investments excluding the impact of certain non-cash
items. The Fund defines AFFO as the increase in net assets applicable to Common Stockholders from operations (calculated in accordance with GAAP), excluding (i) the change in net unrealized (appreciation) depreciation of investments, (ii) amortization premium (accretion of discount) on real estate securities, (iii) amortization of deferred origination fees on real estate loans, (iv) amortization of deferred financing costs, (v) management and incentive fees paid in shares of the Fund, (vi) realized (gains) losses, and (vii) stockholder specific expenses and including undistributed income attributable to the Fund’s unconsolidated subsidiaries. Stockholder specific expenses are included within Total Distributions, distribution and servicing fees to reflect that distributions paid on each of the Fund’s share class are generally reduced relative to the distributions paid to Class I stockholders by such amounts.
AFFO should not be considered to be more relevant or accurate than the GAAP methodology in evaluating our operating performance. In addition, AFFO should not be considered as alternatives to net investment income (loss) or increase (decrease) in net assets applicable to common stockholders from operations, or as indications of our performance, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, AFFO is not intended to be used as liquidity measures indicative of cash flow available to fund our cash needs, including our ability to make distributions to our stockholders.

	Active Public Offering (July 1, 2021 to December 31, 2021)	For the Year Ended December 31, 2022

Increase in Net Assets Applicable to Common Stockholders from operations	$55,604,929	$46,078,707

Adjustments to arrive at AFFO:

Change in net unrealized (appreciation) depreciation of investments	(46,426,231)	(12,870,432)

Amortization of premium (accretion of discount) on real estate securities	(2,329)	(128,051)

Amortization of deferred origination fees on real estate loans	(39,197)	(103,142)

Amortization of deferred financing costs	87,996	2,158,572

Non-cash management fees	—	12,466,448

Non-cash incentive fees	1,652,189	5,598,155

Realized (gain) loss on investments	(2,906)	1,182,978

Realized (gain) loss on foreign currency transactions	173,934	(959,770)

Distribution and servicing fees	560,897	6,934,455

Undistributed income attributable to non-consolidated joint ventures	1,649,567	(1,133,952)

AFFO attributable to Common Stockholders	13,258,849	59,223,968

Distributions to Common Stockholders	11,293,100	54,827,024

Distribution and servicing fees	560,897	6,934,455

Total Distributions, distribution and servicing fees	$11,853,997	$61,761,479

For the period from January 1, 2021 through June 30, 2021, an affiliate of the Adviser was the Fund’s sole stockholder. As of July 1, 2021, the Fund commenced subscriptions from unaffiliated stockholders.

Directors and Officers

Name, Age and Address (1)	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Director (2)	Other Directorships Held by Director

Interested Directors

Ralph Rosenberg (58)	Chairman and Director	Since July 2020	Global Head of KKR Real Estate (since 2011)	1	KKR Real Estate Finance Trust Inc. (since October 2014)

Billy Butcher (42)	Director, Chief Executive Officer and President	Since July 2020	Chief Operating Officer of KKR Global Real Estate (since 2004)	1	None

Independent Directors

Fran Bermanzohn (65)	Director	Since July 2020	Managing Director and Deputy General Counsel, Goldman Sachs (1992-2018)	1	Hertz Global Holdings, Inc. (since January 2023)

Joan Binstock (68)	Director	Since July 2020	Senior Advisor at Lovell Minnick Partners, LLC (since June 2018); Partner at Lord, Abbett & Co. LLC, including positions as Chief Operating Officer and Chief Financial Officer (from 2000 to April 2017)	1	SimCorp A/S (since March 2018); Brown Brother Harriman US Mutual Funds (since September 2019); Morgan Stanley Direct Lending Fund (since October 2019)

James Kropp (74)	Director	Since July 2020	Chief Investment Officer, SLKW Investments LLC, successor to i3 Funds, LLC (2009-2020); Chief Financial Officer, Microproperties LLC (2012-2019); Retired as of December 2020	1	American Homes 4 Rent (since November 2012); FS KKR Capital Corp. and its predecessors (since 2011)

Susan Meaney (62)	Director	Since July 2020	Advisor, KSL Capital Partners (since May 2020); Managing Director, Makena Capital Management (2006-2019)	1	CBRE Group, Inc. (since March 2022)

(1)	Each Director may be contacted by writing to the Director, c/o KKR Registered Advisor LLC, 30 Hudson Yards, New York, NY 10001, Attn: General Counsel.

(2)	The Fund Complex is comprised of the Fund, KKR Credit Opportunities Portfolio and KKR Income Opportunities Fund.

Principal Officers who are not Directors

Name, Age and Address (1)	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Michael Whyte (37)	Chief Operating Officer	Since July 2020	Managing Director, KKR Real Estate (since 2010)

Megan Gaul (47)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since July 2020	Director, KKR Finance group (since January 2020); Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer of Willow Tree Credit Partners (November 2017-January 2020)

Lew Breckenridge (43)	Chief Compliance Officer	Since July 2020	Managing Director and Chief Compliance Officer of KKR Private Markets (since 2010)

Lori Hoffman (34)	Chief Legal Officer and Secretary	Since July 2020	Principal, KKR Legal Department (since July 2020); Associate, Dechert LLP (2013-2020)

Doug Krupa (44)	Vice President and Co-Head of Investor Relations	Since July 2020	Managing Director, KKR Client and Partner Group (since 2019); Managing Director and Global Head of Product Strategy, Blackstone Inc. (2011-2019)

Daniel Parant (40)	Vice President and Co-Head of Investor Relations	Since July 2020	Managing Director, KKR Client and Partner Group (since 2012)

(1)	Each Officer may be contacted by writing to the Officer, c/o KKR Registered Advisor LLC, 30 Hudson Yards, New York, NY 10001, Attn: General Counsel.

Continuation of Investment Advisory Agreement (Unaudited)
At a meeting of the Board of Directors (the “Board”) of KKR Real Estate Select Trust Inc. (the “Fund”) held on November 22, 2022 (the “Meeting”), the members of the Board, including the Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the continuance of the investment advisory agreement (the “Investment Advisory Agreement”) between KKR Registered Advisor LLC (the “Adviser”) and the Fund for another year.
The Board’s Evaluation Process
Prior to the Meeting, the Independent Directors had requested and received materials that the Independent Directors deemed reasonably necessary for the Board’s review of the Investment Advisory Agreement, including, but not limited to, materials comparing the Fund’s fees, expenses and performance to a collection of registered closed-end
funds and real estate investment trusts (“REITs”) believed by the Adviser to have comparable investment objectives and strategies (collectively, the “Peer Funds”). The Independent Directors met prior to the Meeting to discuss these materials and were advised by their legal counsel of the duties and responsibilities of board members in considering approval of the Investment Advisory Agreement. At the Meeting, the Independent Directors, together with their independent legal counsel, discussed with management the materials that had been provided in response to their request as well as additional information presented by management. In addition, the Board took into account the information provided to the Board and its committees throughout the year, in considering whether to approve the continuance of the Investment Advisory Agreement.
In its consideration of the approval of the continuance of the Investment Advisory Agreement, the Board considered various factors, including, but not limited to, the following:
Nature, Extent and Quality of Services
In considering the nature, extent and quality of services provided by the Adviser, the Board members relied on their ongoing experience as Directors of the Fund, their collective experience with real estate and real estate-related funds and the experience of certain Independent Directors as directors of other closed-end
funds or business development companies, as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. The Board noted that the Adviser receives support from its ultimate parent, KKR & Co., Inc. (“KKR”), and other affiliates (collectively, the “Adviser Affiliates”) in providing services to the Fund and its subsidiaries. The Board considered information regarding the programs for and resources devoted to risk management by the Adviser and Adviser Affiliates, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks.
The Board also considered the additional services provided by the Adviser and the Adviser Affiliates to the Fund due to the fact that the Fund is a closed-end
tender offer fund, including, but not limited to, leverage management and facilitation and management of the Fund’s quarterly repurchase offers. The Board also considered non-advisory
services that the Adviser and Adviser Affiliates provide to the Fund, such as debt arrangement, property management, various back office support functions, internal audit, valuation, portfolio trading and legal and compliance. The Board noted that the Adviser, in collaboration with KKR Fund Administration LLC, the affiliated administrator of the Fund, coordinates and oversees the provision of services provided to the Fund by other service providers.
The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory
services to the Fund. The Board also considered the resources, operations and practices of the Adviser and the Adviser Affiliates both generally and in managing the Fund’s portfolio. The Board noted the substantial experience and expertise of the Adviser and the Adviser Affiliates as real estate investors, including managing real estate portfolios comprised of equity and debt, and their analytical and risk management capabilities. The Board also considered how the depth and breadth of global real estate-related investments by KKR and its affiliates had and could benefit the Fund. The Board determined that the nature, extent and quality of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the experience, personnel, operations and resources of the Adviser and the Adviser Affiliates.
Performance, Fees and Expenses of the Fund
With regard to the Fund’s management and incentive fee, total expenses and performance, the Board received comparative data prepared by an independent investment bank and data provider dedicated to the real estate sector (the “Independent Data Provider”). The Board also met with and received information on the methodology used by the Independent Data Provider to determine the Peer Funds.

The Board considered the performance of the Fund for the
one-year
and since-inception periods (as of September 30, 2022) under the management of the Adviser on an absolute basis and in comparison to the performance of the Peer Funds and certain benchmark indices (the “Indices”). The Board noted that the Fund’s performance for these periods was in line with the median performance of the Peer Funds and better than the performance of the Indices. The Adviser also discussed with the Board the key contributors to and detractors from the Fund’s performance during the period. The Board acknowledged limitations regarding the comparative data, in particular that differences may exist between the investment objective, principal investment strategies and/or investment restrictions of the Fund, on one hand, and the Peer Funds and the Indices, on the other.
The Board discussed with the Adviser the Fund’s fees and expenses relative to the Peer Funds and other accounts advised by the Adviser or its affiliates. The Board considered the similarities and differences in fee structures among the Fund and the Peer Funds and the potential effect of those differences on total expenses. The Board noted that the Fund’s base management fee was equal to the management fee charged by half of the Peer Funds structured as REITs but higher than the remaining Peer Funds, including the Peer Funds structured as tender offer funds. The Board considered that the Fund’s 12.5% incentive fee was anticipated to be lower over the long-term compared to the REIT Peer Funds since the Fund’s incentive fee is charged only on the Fund’s portfolio operating income and the REIT Peer Funds charge such fees on total return, noting that the Peer Funds structured as tender offer funds charged a lower or no incentive fee.
The Board noted that the Fund’s expense ratio, both including and excluding incentive fees, was equal to or below the expense ratio mean and median of the Peer Funds. The Board also noted the fact that the Adviser had voluntarily waived its entire management fee during 2021 and reduced its management fee by 50% for the first six months of 2022. The Board considered the expense limitation and reimbursement agreement between the Fund and the Adviser (“Expense Limitation Agreement”) pursuant to which the Adviser will waive its monthly management fee and/ or pay, absorb or reimburse certain Fund expenses so that, for any fiscal year, the expenses specified in the Expense Limitation Agreement do not exceed 0.50% of the average daily value of the Fund’s net assets.
Following its review, in light of the nature, extent and quality of services that the Fund receives, the Board determined that the Fund’s performance under the management of the Adviser was satisfactory and that the Fund’s fees and expenses were reasonable.
Economies of Scale
The Board considered the size and growth prospects of the Fund and how they relate to the structure of the Fund’s advisory fee schedule, which does not include breakpoints. The Board concluded that the Fund’s advisory fee is appropriate in light of the size of the Fund and appropriately reflects the current economic and competitive environment for the Adviser. The Directors also observed that they will have the opportunity to periodically re-examine
whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how any such economies of scale could be shared with the Fund and its investors.
Profitability of the Adviser
The Board considered the profitability to the Adviser from its relationship with the Fund. The Board had been provided information concerning revenues from and costs incurred by the Adviser under the Investment Advisory Agreement. The Adviser discussed its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fee excessive.
Other Benefits of the Relationship
The Board considered other benefits to the Adviser and the Adviser Affiliates derived from their relationship with the Fund, including, but not limited to, the revenues earned by certain Adviser Affiliates and property managers owned by funds managed by Adviser Affiliates for providing services to the Fund or its subsidiaries and potential benefits from joint venture arrangements involving the Fund’s subsidiaries or assets. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits, sometimes referred to as “fall out” benefits, were not unreasonable.

Resources of the Adviser and Relationship with the Fund
The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board noted in this regard the substantial financial commitment that an Adviser Affiliate had made to provide the initial seed capital for the Fund. The Board also reviewed and considered the proposed relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser and the Adviser Affiliates. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to continue this relationship with the Adviser.
Other Factors
The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.
General Conclusion
After considering and weighing all of the above factors, the Board concluded that the advisory fee (including both the base management fee and incentive fee) was reasonable in light of the services provided by the Adviser and that it would be in the best interests of the Fund and its shareholders to approve renewal of the Investment Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. Individual Board members may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the renewal of the Investment Advisory Agreement.

Dividend Reinvestment Plan (Unaudited)
Pursuant to the Fund’s Distribution Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to stockholders will automatically be reinvested in additional shares of common stock (“Shares”) by DST Asset Manager Solutions, Inc. (the “DRIP Administrator”) unless the stockholders elects to receive cash. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator via email at kkrcrmteam@dstsystems.com, by telephone at (855)
844-8655
or in writing to DST Asset Manager Solutions, Inc. at KKR Real Estate Select Trust, Inc., PO Box 219302, Kansas City, MO 64121-9302. Stockholders whose Shares are held in the name of a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. All distributions to stockholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Fund’s board of directors declares a distribution.
The DRIP Administrator maintains all stockholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated
form in the name of the participant, and each stockholder’s proxy includes Shares purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.
There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to Shares issued directly by us as a result of regular distributions or capital gains distributions payable either in Shares Stock or in cash.
The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to DST Asset Manager Solutions, Inc.
For direct stockholders, if you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. Stockholders that invest through a financial intermediary should contact their financial intermediary directly.

Privacy Notice (Unaudited)
Protection and Security of Your Personal Information
Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212)
750-8300
if you have any questions.
The Personal Information We Collect and How We Collect It
We collect the following types of personal information about individuals who are our investors:

•
Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.
When you are no longer an investor with us, we continue to share your information as described in this notice.
How and Why We Share Personal Information
This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.
You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•
For use by affiliates in providing products and services to you:
KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•	For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates
to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.
How We Protect Your Personal Information
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Definitions
Affiliates:
Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.
Non-affiliates:
Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates
so they can market to you.
Joint Marketing:
A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder, that the Fund may from time to time purchase its shares at net asset value.

Item 2. Code of Ethics.

As of the end of the period covered by the report, KKR Real Estate Select Trust Inc. (the “registrant” or the “Fund”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. The registrant has not made any substantive amendments to this code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

A copy of the Fund’s code of ethics is incorporated by reference to Exhibit 13(a)(1) of the registrant’s annual report on Form N-CSR for the period ending December 31, 2021, filed on March 10, 2022, as amended.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Directors of the registrant (the “Board”) has determined that there is at least one audit committee financial expert serving on the audit committee of the Board (the “Audit Committee”).

(a)(2) Joan Binstock, a member of the Audit Committee, is the “audit committee financial expert” and is considered “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the aggregate fees paid in the fiscal years ended December 31, 2021 and December 31, 2022 for audit services, audit-related services and tax services provided to the Fund by Deloitte & Touche LLP (“Deloitte”), the Fund’s principal accountant. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements. “Audit-related services” refer to the assurance and related services by Deloitte that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by Deloitte for tax compliance, tax advice, and tax planning.

	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	$331,000	$20,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$60,632	$0

(d) All Other Fees	N/A	N/A

(e)(1) The Audit Committee is required to pre-approve, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees paid by Deloitte applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services paid by Deloitte for the fiscal years ended December 31, 2021 and December 31, 2022 were $0 and $60,632, respectively.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee consists of the following Board members: Joan Binstock, Fran Bermanzohn and Susan Meaney.

(b) Not applicable to the registrant.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING POLICY AND PROCEDURES

A.   General

KKR Registered Advisor LLC (the “Adviser”) provides investment advisory services to its client, and invests the assets of these clients in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities on behalf of its clients. The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

This policy is designed to ensure that all proxies are voted in the best interest of the Adviser’s clients, to provide disclosure of the Adviser’s proxy voting records and to ensure that certain documentation is retained.

B.   Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Adviser currently subscribes to proxy-related services offered by the proxy advisory firm Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Adviser with its’ independent analysis and recommendation with respect to generally all proxy proposals that the Adviser votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

The Adviser will have the responsibility of voting proxies that it receives on behalf of its clients. The Adviser has engaged ISS to assist with its proxy voting, however, the Adviser retains ultimate voting discretion with respect to its clients. To the extent that ISS pre-populates ballots for the Adviser, the Adviser will review ISS’s recommendations prior to submitting those ballots. The Adviser may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In each instance where the Adviser votes contrary to the ISS recommendation, The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst(s) who provides coverage for the relevant issuer, will document the basis for its contrary voting decision. The Adviser currently does not use any automatic voting of proxies.

In addition, the Adviser may choose not to vote proxies in certain situations, such as where the Adviser has deemed the cost of voting would exceed any anticipated benefit to the Adviser’s clients or where a proxy is received by the Adviser for a security it no longer manages on behalf of its clients. The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst(s) who provides coverage for the relevant issuer, will document the basis for the Adviser’s decision not to vote.

In instances where the Adviser receives ballots for positions entered into for cash management purposes (i.e. exchange traded funds, money market instruments), the Adviser will vote alongside ISS’s recommendations, to the extent available.

C.   Proxy Advisor Oversight

The Adviser will take appropriate steps to determine whether any proxy advisory firm that it engages, such as ISS, has the capacity and competency to analyze matters upon which the Adviser looks to the proxy advisor for analysis and recommendations. Factors that the Adviser will consider will include whether the proxy advisor has an effective process for seeking timely input from issuers and its clients concerning relevant matters such as proxy voting policies and how the proxy advisor arrives at voting recommendations. The Adviser will also consider the adequacy of the proxy advisor’s policies and procedures concerning identifying, disclosing and addressing conflicts of interest.

Generally, the Adviser will conduct diligence concerning these topics at the outset of its relationship with the proxy advisor, periodically thereafter, consistent with the KKR Global Vendor Management Policy.

D.   Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee and the Adviser’s Legal/Compliance.

E.   Proxy Voting Records

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:

•	a copy of the proxy voting policies and procedures;

•	a copy of all proxy statements received regarding securities of its clients;

•	a record of each vote the Adviser casts on behalf of its clients;

•

records of the Adviser’s client requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any client request for information on how the Adviser voted proxies on its behalf; and

•	any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The foregoing records will be maintained and preserved in accordance with the Adviser’s Maintenance of Books and Records Policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of Kohlberg Kravis Roberts & Co. L.P.’s (together with its affiliates, “KKR”) global network. The Fund will benefit from a deep and seasoned team of over 100 dedicated investment and asset management professionals with a leadership team that has worked together for over eight years. The Adviser believes the Fund will benefit from KKR Real Estate’s (KKR’s dedicated real estate team) existing relationships, sourcing channels, market knowledge and operating expertise. The investment professionals of the Adviser, who have primary responsibility for day-to-day management and oversight of the Fund, are:

Ralph Rosenberg — (New York) Mr. Rosenberg joined KKR in 2011 and is a partner and the Global Head of KKR’s Real Estate Platform. Mr. Rosenberg is Chairman of the Board of Directors of KKR Real Estate Finance Trust Inc., Chairman of the Board of Directors of KKR Real Estate Select Trust, and a member of the Board of Directors of KKR Realty Japan Management. Prior to joining KKR, he was a partner at Eton Park Capital Management and also managed his own firm, R6 Capital Management, which later merged into Eton Park. Previously, Mr. Rosenberg was a partner at Goldman Sachs. He holds an undergraduate degree from Brown University, where he graduated magna cum laude, and holds an M.B.A from the Stanford Graduate School of Business. Mr. Rosenberg is a Global and U.S Trustee of the Urban Land Institute, a Governor of the Urban Land Institute Foundation, former Chair of the Board of Directors of the Pension Real Estate Association (“PREA”) and a former member of the Board of Directors of the PREA Foundation. He is an Emeriti Member of the Brown University Corporation and is an Honorary Trustee of the Francis W. Parker School in Chicago, Illinois. He is also a former Trustee of the Stanford Graduate School of Business Trust and a former Trustee and former Vice-Chair of the Board of Directors of the Masters School in Dobbs Ferry, New York.

Billy Butcher — (New York) Mr. Butcher joined KKR in 2004 and is the Chief Operating Officer of KKR’s global real estate business, the Chief Executive Officer of KKR Real Estate Select Trust,

and serves on KKR’s firmwide Operating Committee and Global Real Estate Investment Committees. Mr. Butcher previously co-led U.S. real estate acquisitions, and before helping to establish the Firm’s dedicated real estate investment business in 2011, he worked in the Firm’s corporate private equity business in the U.S. and Asia. Prior to joining KKR, he was at Goldman, Sachs & Co. He holds an A.B., summa cum laude, from Princeton University, and an M.B.A. from the Stanford University Graduate School of Business, where he was the Henry Ford II Scholar and an Arjay Miller Scholar. Mr. Butcher is actively involved in a number of non-profit organizations and currently serves on the Board of Peer Forward, which is committed to enabling broader college access to U.S. high schoolers through positive peer influence.

Chris Lee — (New York) Mr. Lee joined KKR in 2012. He is responsible for KKR’s Real Estate business in the Americas, overseeing both equity and credit investing platforms in the region. Mr. Lee serves as Portfolio Manager for KKR Property Partners Americas. He is currently Vice Chairman of the Board of Directors of KKR Real Estate Finance Trust Inc. (NYSE: KREF) where he previously served as Co-Chief Executive Officer and Co-President since October 2015 and March 2016, respectively, through March 2020. Mr. Lee sits on KKR’s Operating Committee, KKR’s Real Estate Equity and Credit Investment Committees in the Americas, KKR’s Real Estate Equity and Credit Portfolio Management Committees in the Americas, KKR’s ESG Committee, KKR’s Global Inclusion and Diversity Council, co-chairs KKR’s Americas Inclusion and Diversity Council and chairs KKR’s Real Estate Valuation Committee. Prior to joining KKR, he spent three years at Apollo Global Management on their global real estate team where he focused on real estate acquisitions. Mr. Lee also worked at Goldman Sachs in the merchant banking division’s real estate principal investment area (REPIA) for over five years after spending two years in the investment banking division. He earned his MBA from Harvard Business School and his Bachelor’s degree in Economics from Emory University. Mr. Lee is a former trustee of St. Mark’s School of Texas in Dallas, Texas. He currently serves as a member of the Board of Directors of Sponsors for Educational Opportunity (SEO) in New York, New York, as a member of the Board of Directors of the PREA Foundation in Hartford, Connecticut, as a trustee of Collegiate School in New York and as a member of the Dean’s Advisory Council for Emory College of Arts and Sciences in Atlanta, Georgia. Mr. Lee is a member of the CRE Finance Council, Pension Real Estate Association, Real Estate Capital Policy Advisory Committee for the Real Estate Roundtable, Real Estate Executive Council, Manhattan Chapter of YPO and Urban Land Institute where he sits on one of its Urban Development and Mixed-Use Councils.

Justin Pattner — (San Francisco) Mr. Pattner joined KKR in 2011 to help form KKR’s Real Estate Platform. He is the Head of Real Estate Equity in the Americas and oversees all aspects of the business, including acquisitions, asset management and fundraising. He sits on KKR’s Real Estate Investment and Portfolio Management Committees across both Equity and Credit products in the Americas. Prior to joining KKR, Mr. Pattner was at Eton Park Capital Management where he focused on real estate and real estate related opportunities. Prior to Eton Park, he worked at Lehman Brothers in the real estate private equity group (LBREP) as well as at Lubert Adler Partners. Mr. Pattner graduated magna cum laude from the University of Pennsylvania where he received a B.A. in Economics. Mr. Pattner is currently a member of the Urban Land Institute and the Fisher Center’s Policy Advisory Board.

Roger Morales — (New York) Mr. Morales joined KKR in 2011 as part of the founding team that formed KKR’s Real Estate Platform. He serves as Head of Commercial Real Estate Acquisitions

Americas and is involved in management, acquisitions, portfolio management and fundraising. He sits on KKR’s Real Estate Equity and Credit Investment Committees and the Equity Portfolio Management Committee in the Americas. Prior to joining KKR, Mr. Morales worked with Eton Park Capital Management and with Vornado Realty Trust where he focused on real estate and real estate related investment opportunities. Before attending business school, he worked with JP Morgan Partners where he focused on middle market corporate private equity, and with Goldman, Sachs & Co.’s leveraged finance group. He received a B.A. from the University of Miami and an M.B.A. from Harvard Business School. Mr. Morales is a member of the Urban Land Institute and is a member of one of its Industrial and Office Park Development Councils. He is also a member of the University of Miami Real Estate Advisory Board.

Matt Salem — (New York) Mr. Salem joined KKR in 2015 and is a Partner and Head of Real Estate Credit. He also serves as Chief Executive Officer of KKR Real Estate Finance Trust Inc. (NYSE: KREF). Mr. Salem sits on KKR’s Real Estate Investment Committees. Prior to joining KKR, Mr. Salem was a managing director at Rialto Capital Management. Before joining Rialto in 2012, he was a managing director and head of CMBS trading at Goldman Sachs. Before joining Goldman Sachs in 2006, Mr. Salem held positions at Morgan Stanley and Citigroup Alternative Investments where he invested in mezzanine debt and other high yield CRE credit on behalf of the Travelers Insurance Companies. He began his career in 1996 at Midland Loan Services in Kansas City. Mr. Salem has a B.A. in Economics from Bates College. He has served on the Board of Governors of the Commercial Real Estate Finance Council and as Chair of the B-Piece Buyer Forum.

Guillaume Cassou — (London) Mr. Cassou joined KKR in 2012 and is a Partner and head of Real Estate Europe. Mr. Cassou sits on KKR’s European Real Estate Investment and Portfolio Management Committees. Prior to KKR, Mr. Cassou was an executive director at Goldman Sachs real estate principal investment area in London since 2007 focusing on real estate and real estate-related investments across Europe. Previously, Mr. Cassou worked in Goldman Sachs investment banking group from 2001 to 2007, where he was involved in a number of mergers, acquisitions, and capital market transactions. He holds an M.Sc. from Ecole Polytechnique, Paris.

John Pattar — (Hong Kong) Mr. Pattar joined KKR in 2018 as a Partner and Head of Real Estate Asia. Mr. Pattar sits on KKR’s Asia Equity Investment Committee. Prior to joining KKR, Mr. Pattar was the CEO of CLSA Real Estate since 2004. At CLSA, Mr. Pattar built a Pan-Asian real estate platform for the firm consisting of a value added fund, Fudo Capital with equity raised of US$2.2 billion and a Core Fund mandate with MEC (Mitsubishi Estates Corporation) managing US$600m gross AUM. He managed the day-to-day operation of Fudo Capital, property funds specifically targeting direct investment in real estate in Asia-Pacific. On behalf of funds and principals of CLSA Capital Partners, Mr. Pattar sourced and completed property deals in Asia of approximately US$5 billion. Mr. Pattar has worked in Asian real estate markets for over 27 years; including South East Asia from 1992-1997, and in Hong Kong since 1998 covering principally North Asia. His extensive real estate experience covers property investment, development, capital transactions and asset management in China, Hong Kong, Japan, Singapore, South Korea, Vietnam, Taiwan, Thailand and Australia. Mr. Pattar holds a Bachelor of Laws degree from King’s College London, University of London (LLB) and is a Fellow of the Royal Institution of Chartered Surveyors (F.R.I.C.S.).

(a)(2)(i)-(iii) Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2022: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Ralph Rosenberg

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	49	$19.979	28	$19.017

Other Accounts	0	N/A	N/A	N/A

Billy Butcher

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	49	$19.979	28	$19.017

Other Accounts	0	N/A	N/A	N/A

Chris Lee

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	25	$13.914	15	$13.486

Other Accounts	0	N/A	N/A	N/A

Justin Pattner

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	25	$13.914	15	$13.486

Other Accounts	0	N/A	N/A	N/A

Roger Morales

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	25	$13.914	15	$13.486

Other Accounts	0	N/A	N/A	N/A

Matt Salem

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	25	$13.914	15	$13.486

Other Accounts	0	N/A	N/A	N/A

Guillaume Cassou

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	12	$3.611	7	$3.301

Other Accounts	0	N/A	N/A	N/A

John Pattar

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	12	$2.454	6	$2.230

Other Accounts	0	N/A	N/A	N/A

(a)(2)(iv) Conflicts Of Interest

The Adviser and portfolio managers will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below relating to the Adviser and portfolio managers’ management of other funds and accounts. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

•

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

•

The Adviser will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser will have an incentive to favor entities from which it receives higher fees.

•

The Adviser’s allocation policy is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser and its affiliates. The Adviser’s allocation policy provides that once an investment has been approved it will be allocated to the funds or other pools of capital that have investment strategies suitable for such investment opportunity. If an investment opportunity is suitable for more than one fund or pool of capital, each suitable fund or pool of capital will receive a share of the investment based on its desired hold amount. Determinations as to desired hold amounts are based on such factors as: investment objectives and focus, target investment sizes, available capital, the timing of capital inflows and outflows and anticipated capital commitments and subscriptions, liquidity profile, applicable concentration limits and other investment restrictions, mandatory minimum investment rights and other contractual obligations applicable to participating funds and pools of capital, portfolio diversification, tax efficiencies and potential adverse tax consequences, regulatory restrictions applicable to participating funds and pools of capital, policies and restrictions (including internal policies and procedures) applicable to the participating funds and pools of capital, the avoidance of odd-lots or cases where a pro rata or other defined allocation methodology would result in a de minimis allocation to any participating funds and pools of capital, the potential dilutive effect of a new position, the overall risk profile, targeted leverage levels and targeted return of a portfolio, and the potential return available from a debt investment as compared to an equity investment. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Fund’s portfolio investments and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests might not be aligned with the Fund’s.

Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund. Prior to receipt of co-investment relief, if a negotiated investment opportunity that the Fund cannot participate with affiliated funds in without co-investment relief is appropriate for both the Fund and one or more other funds, investment vehicles and accounts managed by KKR advised by the Adviser or KKR, the investment opportunity will not be shared and the Fund will receive all or none of the investment opportunity, on a basis that fairly and equitably distributes investment opportunities over time taking into consideration whether the Fund, any other fund, investment vehicle and account managed by KKR has a particular focus with respect to such investment opportunity.

•

Additionally, certain investment opportunities that may be appropriate for us may be allocated to other existing or future funds, investment vehicles and accounts managed by KKR and its affiliates. Currently, KKR manages funds that invest in “core+” real estate in the United States, Europe and Asia (which are generally substantially stabilized assets generating relatively stable cash flow), with a focus on multifamily housing, build-to-rent properties, industrial properties, offices in innovation markets, senior housing and student housing (together with future accounts with similar investment strategies, the “Private Core+ Accounts”). KKR expects there could be overlap of investment opportunities for us and the Private Core+ Accounts for a limited subset of available investment opportunities. To the extent an investment satisfies the investment objectives, targets and restrictions of us and the Private Core+ Accounts on the same terms, including at the lower leverage targeted by the Private Core+ Accounts, such investment will be allocated in accordance with KKR’s prevailing policies and procedures described above, subject to the requirements of the Investment Company Act and any form of co-investment relief we may obtain. KKR also manages KKR Real Estate Finance Trust Inc. and other investment vehicles and accounts, which invest in loans collateralized by commercial real estate (the “RE Credit Accounts”). KKR believes it is likely that there will be a limited overlap of investment opportunities for the Fund and the RE Credit Accounts because the Fund’s focus on private mezzanine and preferred equity debt interests as compared to the RE Credit Accounts’ investment focus on transitional whole loans. To the extent an investment satisfies the investment objectives of the Fund and the RE Credit Accounts on the same terms, such investment will be allocated in accordance with KKR’s prevailing policies and procedures described above, subject to the requirements of the Investment Company Act and any form of co-investment relief we may obtain. KKR also manages KKR Real Estate Credit Opportunities L.P., KKR Real Estate Stabilized Credit Partners L.P. and other vehicles and accounts, which invest in the risk retention securities of commercial mortgage securitizations along with other CMBS securities senior to risk retention tranches in commercial mortgage securitizations secured by institutional quality real estate assets (the “Risk Retention Accounts”). KKR expects there could be overlap of investment opportunities for the Fund and the Risk Retention Accounts for a limited subset of available investments opportunities. To the extent an investment satisfies the investment objectives of the Fund and the Risk Retention Accounts on the same terms, such investment will be allocated in accordance with KKR’s prevailing policies and procedures described above, which in some cases may grant a preferential allocation to the Risk Retention Accounts, subject to the requirements of the Investment Company Act and any form of co-investment relief we may obtain.

•

The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

•

From time to time, to the extent consistent with the Investment Company Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund receives from the SEC, if any, the Fund and other clients for which the Adviser or its affiliates provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

•

KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles and other accounts, including proprietary vehicles that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio investments or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio investments. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

•

The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

•

To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio investments in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio investments and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

•

The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser could pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

•

Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the assets in which the Fund invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

Each of the Adviser and the other investment advisers and/or investment managers affiliated with KKR will deal with conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund and another affiliated fund, the Adviser will represent the interests of the Fund and the other participating affiliated adviser will represent the interests of the affiliated fund it sponsors, manages or advises. In resolving conflicts, the Adviser and the other affiliated advisers will consider various factors, including applicable restrictions under the Investment Company Act, the interests of the funds and accounts they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the other affiliated fund. As with all conflicts involving the Fund, the Adviser’s determination as to which factors are relevant and the resolution of such conflicts will be made in the Adviser’s sole discretion except as required by the Investment Company Act or by the governing documents of the Fund. Although the Adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the Adviser will be able to resolve all conflicts in a manner that is favorable to the Fund.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers the portfolio manager. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in certain KKR fund investments (other than the Fund). The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for KKR’s various businesses and the individual roles/responsibilities within each of those businesses.

(a)(4) Securities Ownership of Portfolio Managers

As of the fiscal year ended December 31, 2022, the portfolio managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned**

Ralph Rosenberg	Over $1,000,000

Billy Butcher	Over $1,000,000

Chris Lee	None

Justin Pattner	None

Roger Morales	None

Matt Salem	None

Guillaume Cassou	None

John Pattar	None

**	Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the registrant.

(b)	Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)  Code of Ethics incorporated by reference to the registrant’s annual report on Form N-CSR for the period ended December 31, 2021.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) KKR Real Estate Select Trust Inc.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date March 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date March 7, 2023

By (Signature and Title)*	/s/ Megan Gaul
Megan Gaul, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date March 7, 2023

* Print the name and title of each signing officer under his or her signature.